UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2018

AMERI Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Research Court, Suite 750, Suwanee, Georgia		30024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 935-4152

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement and Securities Purchase Agreement

On July 30, 2018, AMERI Holdings, Inc., a Delaware corporation (the “Company”), issued 5,000,000 shares of its common stock (“Common Stock”) with an initial per share purchase price of $1.20 and warrants to purchase up to 4,000,000 shares of Common Stock with an initial exercise price equal to $1.60 per share (the “Warrants”), in a private placement (the “Private Placement”) in accordance with a securities purchase agreement (the “Purchase Agreement”) entered into with certain institutional and accredited investors (collectively, the “Purchasers”) on July 25, 2018. The Warrants are immediately exercisable, subject to certain ownership limitations, and expire five years after the date of issuance.

The Company must seek shareholder approval for the Private Placement by September 27, 2018. In the event the shareholders do not approve the Private Placement, the Company is required to seek shareholder approval again by November 15, 2018 and then every four months until the transaction is approved or until the Warrants have terminated.

The per share purchase price and Warrant exercise price will automatically be adjusted lower (the “Price Adjustment”), if applicable, to 80% (with respect to the purchase price of the shares) and 110% (with respect to the exercise price of the Warrants) of the lowest of the average daily prices on the 6 trading days after the date that (i) a registration statement covering the resale of the securities being issued in the transaction is declared effective by the Securities and Exchange Commission (the “SEC”) and (ii) the Company’s shareholders approve the Private Placement transaction. If all the shares issuable pursuant to the Purchase Agreement are not included in the registration statement, another similar adjustment to the per share purchase price and Warrant exercise price will occur on the date that such shares may be sold pursuant to Rule 144 under the Securities Act of 1933. Following any adjustment to the Warrant exercise price, the number of shares that may be issued pursuant to a Warrant will be proportionately increased. In no event will the purchase price or the Warrant exercise price be less than $0.29 per share. In addition, the Warrants have transaction-specific anti-dilution provisions, as described in the Warrant filed hereto as Exhibit 4.1.

The aggregate gross proceeds received by the Company for the Private Placement is approximately $6 million. The Company intends to use the net proceeds for the repayment of certain indebtedness, past acquisition obligations and general corporate purposes.

The Private Placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is either: (i) an “accredited investor” as defined in Rule 501 of the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The securities were offered without any general solicitation by the Company or its representatives.

The securities sold and issued in the Private Placement will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Registration Rights Agreement

In connection with the Private Placement, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, to be effective as of the Closing. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the SEC by August 24, 2018 for purposes of registering the resale of the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Warrants. The Company also agreed to use its reasonable best efforts to cause this registration statement to be declared effective by the SEC by September 23, 2018 (October 23, 2018 in the event the registration statement is reviewed by the SEC). If the Company fails to meet the specified filing deadlines or keep the Resale Registration Statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the Purchasers. The Company also agreed, among other things, to indemnify the selling holders under the registration statements from certain liabilities and to pay all fees and expenses incident to the Company’s performance of or compliance with the Registration Rights Agreement.

Voting Agreement

For the benefit of the Purchasers, certain officers, directors and stockholders of the Company, owning approximately 40% of the outstanding number of Common Stock, have entered into voting agreements, pursuant to which such stockholders will agree to vote all shares of Common Stock owned by them in favor of the Private Placement.

Placement Agent

A.G.P. / Alliance Global Partners (“AGP”) acted as exclusive placement agent for the issuance and sale of the securities in the Private Placement. The Company agreed to pay AGP an aggregate fee equal to 7% of the gross proceeds received by the Company from the sale of the securities in the transaction, plus expenses. The Company also agreed to grant to AGP or its designees warrants to purchase up to 3% of the aggregate number of shares sold in the Private Placement (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable on or after the later of (a) the effective date of the registration statement registering the Purchasers’ securities and (b) the date that stockholder approval is obtained and deemed effective, and the Placement Agent Warrants terminate on July 27, 2022. The Placement Agents Warrants have an exercise price of $1.32 per share. The terms of the Placement Agent Warrants are otherwise substantially similar to the terms of the Private Placement Warrants, except the Placement Agent Warrants have customary anti-dilution provisions and do not have the Price Adjustment mechanism. The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The foregoing description of the Private Placement and the Purchase Agreement, the Warrants, the Registration Rights Agreement and Placement Agent Warrants is qualified in its entirety by reference to the Purchase Agreement, the form of the Warrants, the Registration Rights Agreement, and the form of the Placement Agent Warrants which are filed hereto as Exhibits 10.1, 4.1, 10.2, and 4.2, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On July 25, 2018, the Company issued a press release announcing the execution of the Purchase Agreement which is filed as exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

	Exhibit No.	Description

	4.1	Form of Warrant

4.2	Form of Placement Agent Warrant

10.1	Securities Purchase Agreement dated as of July 25, 2018, by and among AMERI Holdings, Inc. and each purchaser named in the signature pages thereto

10.2	Registration Rights Agreement

99.1	Press Release dated July 25, 2018

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

4.2	Form of Placement Agent Warrant

10.1	Securities Purchase Agreement dated as of July 25, 2018, by and among AMERI Holdings, Inc. and each purchaser named in the signature pages thereto

10.2	Registration Rights Agreement

99.1	Press Release dated July 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2018	AMERI HOLDINGS, INC.

	By:	/s/ Viraj Patel
		Name:	Viraj Patel
		Title:	Chief Financial Officer